                                                                    Exhibit 10.6

                THIS AMENDMENT AGREEMENT dated October 22, 1997 ;

AMONG:

         SPARKLING SPRING WATER LIMITED, ("SSWL")

                                                              OF THE FIRST PART
         - and -

         C.F. CAPITAL CORPORATION, ("C.F.")

                                                             OF THE SECOND PART

         - and -

         G. JOHN KREDIET, ("KREDIET")

                                                              OF THE THIRD PART
         - and -

         STEPHEN L. LARSON, ("LARSON")

                                                             OF THE FOURTH PART
         - and -

         SPARKLING SPRING WATER GROUP LIMITED, ("GROUP")

                                                              OF THE FIFTH PART

         WITNESS THAT in consideration of the premises and the mutual agreements and covenants herein contained and the sum of $10 now paid by each of the parties to the other (the receipt and sufficiency whereof as to each of the parties is mutually admitted), the parties covenant and agrees as hereinafter set out.

                                   ARTICLE I.
                                 INTERPRETATION

I.1 In this Agreement, unless the context requires otherwise:

         (a) "ORIGINAL AGREEMENT" means the Management Agreement dated the 16th day of December. 1993, as amended and restated the 12th day of January, 1996 among SSWL, C.F., Krediet and Larson;

         (b)      "EFFECTIVE DATE" means October 22, 1997;

         (c) Words and expressions defined in the Original Agreement have the same meaning when used herein as contained therein.

I.2 The provisions contained herein shall be deemed to be additions to the provisions contained in the Original Agreement to the extent necessary to give full and complete effect to the provisions contained herein, and this Agreement shall be supplemental to the Original Agreement and shall be read and construed therewith as if the Original Agreement and this Agreement constituted but one document.

                                   ARTICLE II.
                                     INTENT

II.1 C.F. provides management services to SSWL pursuant to the terms and premises of the Original Agreement.

II.2 The parties have agreed to amend the Original Agreement with effect on and from the Effective Date in accordance with the provisions set out herein.

                                  ARTICLE III.
                               AMENDMENT AGREEMENT

III.1 Notwithstanding anything contained in the Original Agreement, the parties hereby agree that on and from the Effective Date the Original Agreement be and is hereby amended by:

         (i)      adding the following immediately following paragraph 2.04(iii)

                  "(iv) C.F. shall be entitled to an additional bonus commencing January 1, 1998 for any year that the base fee is greater than or equal to US$750,000, such additional bonus to be an amount equal to 25% of the base fee paid to C.F. in respect of such fiscal year, provided that SSWL achieves the EBTDAPS target for such year as set out in Schedule "B" attached hereto. For greater certainty, the EBTDAPS target in Schedule "B" is for this additional bonus only and shall not affect any other bonus paid under the Original Agreement;" and

         (ii) adding the attached schedule as "Schedule "B" to the Original Agreement;


                                   ARTICLE IV.
                                     GENERAL

IV.1 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IV.2 The parties hereto shall with reasonable diligence do all such things, provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement and carry out its provisions whether in the present or future.

IV.3 This Agreement shall be governed by and construed in accordance with the laws of the Province of Nova Scotia.

IV.4 This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have set their hands and affixed their seals on the day and year first above written.

SIGNED, SEALED AND DELIVERED
in the presence of:                   SPARKLING SPRING WATER LIMITED


                                      Per:    /s/Stephen Larson
----------------------------------         -----------------------------------


                                       SPARKLING SPRING WATER GROUP LIMITED


                                      Per:    /s/Stephen Larson
----------------------------------         -----------------------------------


                                       C.F. CAPITAL CORPORATION


                                      Per:    /s/Stephen Larson
----------------------------------         -----------------------------------


                                      Per:
----------------------------------         -----------------------------------


                                              /s/G. John Krediet
----------------------------------     ---------------------------------------
                                       G. JOHN KREDIET


                                              /s/Stephen Larson
----------------------------------     ---------------------------------------
                                       STEPHEN L. LARSON

                                   SCHEDULE A


              CONSOLIDATED SPARKLING SPRING WATER INCOME STATEMENT

                                 (C$ Thousands)

Revenue                          1991            1992          1993          1994          1995          1996          1997
                               -------         -------       -------       -------       -------       -------       -------
       Buxton                    5,770           7,440         7,876         8,902        11,436        13,151        14,729
         Aquaporte                   0           1,224         1,592         2,324         2,823         3,244         3,568
       SSW                       3,813           4,595         4,975         6,109         7,246         8,128         8,776
       CS                        5,419           6,461         8,079        10,179        12,138        13,331        14,853
                               -------         -------       -------       -------       -------       -------       -------
                                15,002          19,720        22,522        27,515        33,642        37,856        41,926
                  Growth                            31.5%         14.2%         22.2%         22.3%         12.5%         10.8%

Cost of  Sales  and
Operating Costs
       Buxton                    6,273           6,682         6,266         6,624         7,724         8,627         9,226
       Aquaporte                     0           1,146         1,224         1,763         1,874         1,945         2,030
       SSW                       2,908           3,873         3,925         4,728         5,440         5,938         6,346
       CS                        3,650           4,491         6,392         7,601         9,205         9,707         9,860
                               -------         -------       -------       -------       -------       -------       -------
                                12,831          16,172        17,808        20,713        24,243        26,217        27,463

Operating Cash Flow
       Buxton                     (503)            778         1,609         2,278         3,711         4,524         5,503
       Aquaporte                     0              78           368           562           949         1,299         1,538
       SSW                         905             722         1,050         1,384         1,806         2,191         2,439
       CS                        1,769           1,970         1,687         2,578         2,933         3,624         4,993
                               -------         -------       -------       -------       -------       -------       -------
                                 2,171           3,548         4,714         6,801         9,399        11,639        14,463
       Margin %                     14.5%           18.0%         20.9%         24.7%         27.9%         30.7%         34.5%
       Growth %                                     63.4%         32.9%         44.3%         38.2%         23.8%         24.3%

Corporate Overhead, which
 includes Larson & Krediet
 Compensation & C.F.
 Capital expenses                                                                                        1,367         1,469
                                                                                                       -------       -------

EBITDA                                                                                                  10,272        12,994

Depreciation and Amort.                                                                                  4,205         4,289
Interest Expense                                                                                         3,059         2,852
Other Expense/(Income)                                                                                     126           126
                                                                                                       -------       -------
       Pre-Tax Income                                                                                    2,881         5,727
Income Tax                                                                                                 299         2,205
Dividends                                                                                                    0             0
                                                                                                       -------       -------
            Net Income Available to Common                                                               2,582         3,522



Revenue                            1998          1999          2000          2001          2002
                                 -------       -------       -------       -------       -------
       Buxton                     16,202        17,822        19,605        21,565        23,721
         Aquaporte                 3,925         4,318       4,76            0,225         5,747
       SSW                         9,464        10,208        11,013        11,882        12,823
       CS                         16,339        17,972        19,419        20,603        21,861
                                 -------       -------       -------       -------       -------
                                  45,930        50,320        54,785        59,275        64,152
                  Growth               9.5%          9.6%          8.9%          8.25          8.2%

Cost of  Sales  and
Operating Costs
       Buxton                     10,028        10,908        11,874        12,934        14,102
       Aquaporte                   2,229         2,392         2,588         2,760         2,970
       SSW                         6,787         7,262         7,775         8,330         8,930
       CS                         10,817        11,888        12,799        13,560        14,366
                                 -------       -------       -------       -------       -------
                                  29,862        82,430        35,016        37,585        40,368

Operating Cash Flow
       Buxton                      6,174         6,914         7,731         8,631         9,619
       Aquaporte                   1,696         1,926         2,181         2,484         2,777
       SSW                         2,677         2,946         3,237         3,552         3,893
       CS                          5,521         6,104         6,620         7,043         7,494
                                 -------       -------       -------       -------       -------
                                  16,068        17,890        19,769        21,690        23,783
       Margin %                       35.0%         35.6%         36.1%         36.6%         37.1%
       Growth %                       11.1%         11.3%         10.5%          9.7%          9.6%

Corporate Overhead, which
 includes Larson & Krediet
 Compensation & C.F
 Capital expenses                  1,569         1,679         1,790         1,903         2,024
                                 -------       -------       -------       -------       -------

EBITDA                            14,499        16,211        17,979        19,788        21,759

Depreciation and Amort             4,024         4,043         3,882         2,395         2,403
Interest Expense                   2,404         1,840         1,153           379          (465)
Other Expense/(Income)               126            83             0             0             0
                                 -------       -------       -------       -------       -------
       Pre-Tax Income              7,945        10,265        12,945        17,014        19,811
Income Tax                         3,059         3,952         4,984         6,550         7,627
Dividends                              0             0             0             0             0
                                 -------       -------       -------       -------       -------
            Net Income
             Available to
             Common                4,886         6,313         7,961        10,463        12,184

Notes
(1) Prior to 1996 CS figures represent a March 31 Year-end. (The 3/31/95 year is placed in the 1994 column.)

                       CONSOLIDATED SPARKLING SPRING WATER
                                 INCOME STATEMENT
                                  ($ Thousands)


Revenues                                     1992           1993           1994           1995           1996           1997
                                           ---------      ---------      ---------      ---------      ---------      ---------
             United Kingdom                    7,490          8,590         10,607         14,360         16,345         18,968
             Maritime Provinces                3,358          3,635          4,519          5,153          5,595          6,284
             British Columbia                  4,721          5,904          9,326         10,928         12,855         14,980
             United States                         0          6,066          7,227          8,588          9,463         10,252
                                           ---------      ---------      ---------      ---------      ---------      ---------
                                           $  15,569      $  24,195      $  31,680      $  39,029      $  44,257      $  50,485

             Growth                             109.9%          55.4%          30.9%          23.2%          13.4%          14.1%


Cost of Sales/Operating Costs
             United Kingdom                    6,668          6,720          7,805         10,236         11,224         12,305
             Maritime Provinces                2,830          3,006          3,695          4,219          4,485          4,985
             British Columbia                  3,282          4,671          6,949          8,264          8,770         10,133
             United States                         0          4,590          5,523          6,540          7,140          7,466
                                           ---------      ---------      ---------      ---------      ---------      ---------
                                              12,779         18,986         23,971         29,258         31,618         34,889
                                           ---------      ---------      ---------      ---------      ---------      ---------

Operating Cash Flow                        $   2,789      $   5,209      $   7,708      $   9,771      $  12,639      $  15,596
                                           =========      =========      =========      =========      =========      =========

  Margin %                                        17.9%          21.5%          24.3%          25.0%          28.6%          30.9%
  Growth %                                       981.9%          86.7%          48.0%          26.8%          29.4%          23.4%
             Performance to Forecast                                                                         100.0%         100.0%


Corporate Overhead                                                                                     $     764      $   1,430
Depreciation and Amort                                                                                                    6,354
Interest Expense                                                                                           2,455          8,805
Other Expense/(Income)                                                                                                      136
                                                                                                       ---------      ---------
  Pre-Tax Income                                                                                                      ($  1,130)
Income Tax @ 40.0%                                                                                                            0
Dividends                                                                                                                     0
                                                                                                                      =========
    Net Income Available to Common                                                                                    ($  1,130)
                                                                                                                      =========

Fully Diluted Shares Outstanding                                                                                          1,612
EPS                                                                                                                   ($      0.70)


Revenues                                     1998           1999           2000           2001           2002           2003
                                          ---------      ---------      ---------      ---------      ---------      ---------
             United Kingdom                  21,895         25,106         28,695         32,577         36,992         42,014
             Maritime Provinces               6,810          7,380          7,995          8,659          9,378         10,158
             British Columbia                16,660         18,395         20,163         21,767         23,501         25,375
             United States                   11,488         12,765         14,021         15,245         16,488         17,836
                                          ---------      ---------      ---------      ---------      ---------      ---------
                                          $  56,852      $  63,646      $  70,874      $  78,247      $  86,359      $  95,383

             Growth                              12.6%          12.0%          11.4%          10.4%          10.4%          10.4%


Cost of Sales/Operating Costs
             United Kingdom                  13,271         14,507         15,840         17,228         18,760         20,451
             Maritime Provinces               5,287          5,611          5,960          6,335          6,741          7,178
             British Columbia                11,093         12,129         13,206         14,224         15,327         16,522
             United States                    7,788          8,491          9,191          9,874         10,522         11,218
                                          ---------      ---------      ---------      ---------      ---------      ---------
                                             37,438         40,739         44,197         47,663         51,350         55,369
                                          ---------      ---------      ---------      ---------      ---------      ---------

Operating Cash Flow                       $  19,414      $  22,908      $  26,677      $  30,585      $  35,009      $  40,014
                                          =========      =========      =========      =========      =========      =========

  Margin %                                       34.1%          36.0%          37.6%          39.1%          40.5%          42.0%
  Growth %                                       24.5%          18.0%          16.5%          14.7%          14.5%          14.3%
             Performance to Forecast            100.0%         100.0%         100.0%         100.0%         100.0%         100.0%


Corporate Overhead                        $   1,500      $   1,500      $   1,500      $   1,500      $   1,500      $   1,500
Depreciation and Amort                        6,302          6,447          6,582          6,504          6,089          6,176
Interest Expense                              8,726          8,514          8,195          7,749          7,167          6,462
Other Expense/(Income)                          136            136             35             35             35             35
                                          ---------      ---------      ---------      ---------      ---------      ---------
  Pre-Tax Income                          $   2,750      $   6,311      $  10,365      $  14,797      $  20,218      $  25,841
Income Tax @ 40.0%                              648          2,524          4,146          5,919          8,087         10,336
Dividends                                         0              0              0              0              0              0
                                          =========      =========      =========      =========      =========      =========
    Net Income Available to Common        $   2,102      $   3,787      $   6,219      $   8,878      $  12,131      $  15,505
                                          =========      =========      =========      =========      =========      =========

Fully Diluted Shares Outstanding              1,612          1,612          1,612          1,612          1,612          1,612
EPS                                       $       1.30   $       2.35   $       3.86   $       5.51   $       7.53   $       9.62


Revenues                                     2004            2005            2006            2007
                                          ---------       ---------       ---------       ---------
             United Kingdom                  45,795          49,917          54,409          59,306
             Maritime Provinces              11,072          12,069          13,155          14,339
             British Columbia                27,658          30,148          32,861          35,818
             United States                   19,441          21,191          23,098          25,177
                                          ---------       ---------       ---------       ---------
                                          $ 103,967       $ 113,324       $ 123,523       $ 134,640

             Growth                              9.0%            9.0%            9.0%            9.0%


Cost of Sales/Operating Costs
             United Kingdom                  22,291          24,298          26,484          28,868
             Maritime Provinces               7,824           8,528           9,296          10,133
             British Columbia                18,009          19,630          21,397          23,323
             United States                   12,227          13,328          14,527          15,835
                                          ---------       ---------       ---------       ---------
                                             60,352          65,784          71,705          78,158
                                          ---------       ---------       ---------       ---------

Operating Cash Flow                       $  43,615       $  47,540       $  51,819       $  56,482
                                          =========       =========       =========       =========

  Margin %                                       42.0%           42.0%           42.0%           42.0%
  Growth %                                        9.0%            9.0%            9.0%            9.0%
             Performance to Forecast            100.0%          100.0%          100.0%          100.0%


Corporate Overhead                        $   1,500       $   1,500       $   1,500       $   1,500
Depreciation and Amort                        6,732           7,338           7,998           8,718
Interest Expense                              5,627           4,654           3,545            (127)
Other Expense/(Income)                            0               0               0               0
                                          ---------       ---------       ---------       ---------
  Pre-Tax Income                          $  29,755       $  34,048       $  38,776       $  46,391
Income Tax @ 40.0%                           11,902          13,619          15,510          18,556
Dividends                                         0               0               0               0
                                          =========       =========       =========       =========
    Net Income Available to Common        $  17,853       $  20,429       $  23,265       $  27,835
                                          =========       =========       =========       =========

Fully Diluted Shares Outstanding              1,612           1,612           1,612           1,612
EPS                                       $      11.08    $      12.67    $      14.43    $      17.27

Notes
-------------
1)  All acquisitions are included from 1991.
2)  No new acquisitions are assumed.

Pre-Senior Mgmt EBTDA                        6,421          10,318           14,024           18,112           22,466
Pre-Senior Mgmt EBTDA per share US$     $     3.98      $     6.40       $     8.70       $    11.24       $    13.94
Pre-Senior Mgmt EBTDA per share C$          C$5.49          C$8.83          C$12.00          C$15.50          C$19.22

Pre-Senior Mgmt EBTDA                       27,472           33,182           37,617           42,516           47,904       56,239
Pre-Senior Mgmt EBTDA per share US$     $    17.04       $    20.58       $    23.34       $    26.37       $    29.72   $    34.89
Pre-Senior Mgmt EBTDA per share C$         C$23.51          C$28.39          C$32.19          C$36.38          C$40.99      C$48.12

                       CONSOLIDATED SPARKLING SPRING WATER
                       POST REORGANIZATION SHARE OWNERSHIP
                                  ($ Thousands)


                                                                                                            OPTIONS
                                                                                      --------------------------------------------
                                                  Total                               Warrants     Mgmt         Mgmt       Mgmt
                         Description             Voting            %                   @$1       @ C$1.82     @ C$5.5    @ $4.326
                         ------------            -------         -----                --------   --------     -------    --------
Gaspar/Krediet           Management              705,050          50.6%                                                         0

Mark and Lucy Stitzer    Cargill Family           94,010           6.8%

Stephen Larson           Management              119,209           8.6%                                                    41,787

Stewart Allen            Management                5,672           0.4%                            55,111                  39,595

Kevin Newman             Financial Advisor        28,203           2.0%

Art Goodick              Management                  180           0.0%                                         5,000       5,000

Peter Kooman             Cargill Family                0           0.0%                                                     9,354

John Stiles              Management                3,500           0.3%

Robert Sedgeman          Management                    0           0.0%

Clairvest                Merchant Banker         423,190          30.4%                                                         0

Sean Day                 Investor                  8,994           0.6%

Tom Ferries              Management                1,800           0.1%

Helen Martin             Management                1,700           0.1%

Tim Daugherty            Management                1,000           0.1%

Larry Brookes            Management                  180           0.0%

Natwest Markets          Senior Lender                 0           0.0%                51,100
                                                 -------         -----                 ------      ------       -----      ------
                                                 1392688         100.0%                51,100      55,111       5,000      95,736
                                                 =======         =====                 ======      ======       =====      ======

                Proceeds from Issuance                                                      1         100          28         567
                Exchange              0.73



                                    OPTIONS                                 Fully
                          ---------------------------------
                            Mgmt         Mgmt         Mgmt                 Diluted
                          @ $10.27      @ $14        @ $20                  Shares            %
                          --------      ------       ------                 -------         -----
Gaspar/Krediet                                        8,250                 713,300          43.4%

Mark and Lucy Stitzer                                                        94,010           5.7%

Stephen Larson                                       12,000                 172,996          10.5%

Stewart Allen                                        10,000                 110,378           6.7%

Kevin Newman                                                                 28,203           1.7%

Art Goodick                                           5,000                  15,180           0.9%

Peter Kooman                                                                  9,354           0.6%

John Stiles                              5,000                                8,500           0.5%

Robert Sedgeman              5,000                                            5,000           0.3%

Clairvest                                                                   423,190          25.7%

Sean Day                                                                      8,994           0.5%

Tom Ferries                                                                   1,800           0.1%

Helen Martin                                                                  1,700           0.1%

Tim Daugherty                                                                 1,000           0.1%

Larry Brookes                                                                   180           0.0%

Natwest Markets                                                              51,100           3.1%
                             -----       -----       ------                 -------         -----
                             5,000       5,000       35,250                 1644885         100.0%
                             =====       =====       ======                 =======         =====

Proceeds from Issuance          70          96          966                  1,732
Exchange      0.73


                                     Page 1